UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2020

TOROTEL, INC.

(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	001-08125 (Commission File Number)	44-0610086 (I.R.S. Employer Identification No.)

520 N. Rogers Road Olathe, KS 66062 (Address of principal executive office) (Zip Code) (913) 747-6111 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 9, 2020, Torotel, Inc., a Missouri corporation (the “Company” or “Torotel”), held a special meeting of its shareholders (the “Special Meeting”) to adopt the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, TT Group Industries, Inc., a Delaware corporation (“Parent” or “TT”), and Thunder Merger Sub, Inc., a Missouri corporation and a wholly-owned subsidiary of Parent (the “Merger Sub”), dated September 17, 2020. On November 9, 2020, the Merger Agreement was approved by the requisite vote of the Company’s shareholders at the Special Meeting. The merger closed and was consummated on November 10, 2020.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 9, 2020, Torotel, Inc., a Missouri corporation (the “Company” or “Torotel”), held a special meeting of its shareholders (the “Special Meeting”) to vote on the proposals identified below, each of which is described in detail in the definitive proxy statement, which the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 19, 2020, and first mailed to Torotel shareholders on October 21, 2020, in connection with the merger contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 17, 2020, by and among Torotel, TT, and Merger Sub, a wholly owned subsidiary of TT.

As of the close of business on September 28, 2020, the record date for the Special Meeting, 5,995,750 shares of Torotel common stock were issued and outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 4,935,580 shares of Torotel common stock were represented in person or by proxy and, therefore, a quorum was present. The Merger Proposal and the advisory vote on executive officer compensation described below were approved and, although sufficient votes were received to approve the adjournment proposal described below, an adjournment of the Special Meeting was not necessary due to the approval of the Merger Proposal. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

1.	To adopt the Merger Agreement and the merger transaction to be effected in accordance with the Merger Agreement (the “Merger Proposal”). The Merger Proposal was approved by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,772,144	163,436	0	0

2.	To approve, by non-binding, advisory vote, compensation that will or may become payable to the Company’s named executive officers in connection with the merger transaction to be effected in accordance with the Merger Agreement (the “Advisory Compensation Proposal”). The Advisory Compensation Proposal was approved by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,707,566	227,443	571	0

3.	To approve and adjourn or postpone the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and approve the transactions contemplated therein at the time of the Special Meeting. Because there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, a vote was not called on this proposal.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Note is incorporated by reference into this Item 2.01.

On November 9, 2020, the Company held the Special Meeting, at which the Company shareholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the merger transaction to be effected in accordance with the Merger Agreement (the “Merger”). On November 10, 2020, the parties consummated the Merger (the “Closing Date”).

Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company, as a result of which the Company continued as the surviving corporation and a wholly-owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of the Company’s common stock (each a “Company Share”), other than shares owned by Parent, Merger Sub, or any wholly-owned subsidiary of the Company, or held in the Company’s treasury, was cancelled and converted into the right to receive $6.17 per share in cash (the “Merger Consideration”). The Company caused any shares of Company restricted common stock outstanding and subject to vesting conditions as of the Effective Time (whether vested or unvested) to become fully vested and free of any restrictions immediately prior to the Effective Time, and such shares were treated as Company Shares for all purposes of the Merger Agreement, including the right to receive the Merger Consideration, subject to any applicable withholdings.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2020, and is incorporated by reference into this Item 2.01.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the effectiveness of the Merger on the Closing Date, a change of control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the Merger, effective as of the Effective Time, Barry B. Hendrix, Anthony H. Lewis, Richard A. Sizemore, S. Scott Still, and Dale H. Sizemore resigned from the Board and any respective committees of the Board on which they served, which resignations were not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

Forward Looking Statements

This report contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “anticipate,” “believe,” “expect,” “future,” “intend,” “plan,” and similar expressions to identify forward-looking statements. Forward-looking statements include, without limitation, the satisfaction of the conditions to closing the transaction in the anticipated timeframe or at all, the financing of the transaction, risks related to the financing of the transaction, the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners, and others with whom it does business, or on its operating results and businesses generally, and the Company’s ability to increase income streams, to grow revenue and earnings. These statements are only predictions and are subject to certain risks, uncertainties, and assumptions, which include, but are not limited to, those identified and described in the Company’s public filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments, or otherwise, except as expressly required by law.

Additional Information and Where to Find It

The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or, without charge, from the Company by contacting the Company’s Chief Financial Officer at (913) 747-6111, or by writing to Chief Financial Officer, Torotel, Inc., 520 North Rogers Road, Olathe, Kansas 66062.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOROTEL, INC.

Dated: November 10, 2020	By:	/s/ Heath C. Hancock
Heath C. Hancock
Vice President of Finance and Chief Financial Officer